UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 27, 2022

HARVARD BIOSCIENCE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33957	04-3306140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

84 October Hill Road

Holliston, MA 01746

(Address of Principal Executive Offices) (Zip Code)

(508) 893-8999

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HBIO	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed in Harvard Bioscience, Inc.’s (the “Company”, “we,” “our,” and “us”) periodic filings with the Securities and Exchange Commission, on April 14, 2017, representatives for the estate of an individual plaintiff filed a wrongful death complaint with the Suffolk Superior Court, in the County of Suffolk, Massachusetts, against the Company and other defendants, including Biostage, Inc. (f/k/a Harvard Apparatus Regenerative Technology, Inc.) (“Biostage”), a former subsidiary of the Company that was spun off in 2013, as well as another third party. The complaint seeks payment for an unspecified amount of damages and alleges that the plaintiff sustained terminal injuries allegedly caused by products provided by certain of the named defendants and utilized in connection with surgeries performed by third parties in Europe in 2012 and 2013.

On April 27, 2022, the Company and Biostage executed a settlement with the plaintiffs (the “Settlement”) which resolves all claims relating to the litigation.

Item 1.01	Entry into a Material Definitive Agreement.

Together with the Settlement, on April 28, 2022, the Company entered into an amendment (the “Amendment”) to the Credit Agreement, dated as of December 22, 2020, among the Company, the lenders party thereto (the “Lenders”), and Citizens Bank, N.A., as the administrative agent (in such capacity, the “Administrative Agent”), and the Pledge and Security Agreement, dated as of December 22, 2020, among the Company, the guarantors party thereto and the Administrative Agent. Pursuant to the Amendment, the Lenders and the Administrative Agent have agreed, among other things, (i) to modify the financial covenant relating to the consolidated net leverage ratio and (ii) to consent to the Settlement, including without limitation the receipt by the Company of convertible preferred stock in Biostage, and the securities issuable upon conversion thereof, as partial payment for Biostage’s indemnification obligations in connection with the Settlement. In consideration for the Amendment, the Company has agreed to pay certain fees to the Lenders and the Administrative Agent. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

The Settlement will result in the dismissal with prejudice of the wrongful death claim, and neither the Company nor Biostage admit any liability or fault in connection with the claim. The Settlement also resolves any and all claims by and between the parties and Biostage’s products liability insurance carriers, which will result in the dismissal with prejudice of all claims asserted by or against those carriers, the Company and Biostage.

In connection with the litigation and Settlement, the Company anticipates approximately $6 million of total costs will be incurred that Biostage is required to indemnify. Of that, the Company anticipates that its aggregate payment by the end of the second quarter of 2022 will be approximately $4 million. The Company and Biostage have agreed in principle that, in satisfaction of its indemnification obligations in respect of $4 million of Company payments, Biostage will issue senior convertible preferred stock of Biostage to the Company. The issuance of such preferred stock, and the terms thereof, are subject to the negotiation and execution of definitive documents relating thereto. Due to Biostage’s current financial condition, there is uncertainty as to whether Biostage’s indemnification obligation together with the value, if any, of such preferred stock will offset the amounts the Company has incurred in connection with the litigation and Settlement, if at all.

Forward-Looking Statements

This report contains statements that are not statements of historical fact and are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements include, but are not limited to, statements about management’s expectations, our ability to consummate certain transactions, and our plans, objectives, expectations and intentions that are not historical facts. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “seek,” “expects,” “plans,” “aim,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “intends,” “think,” “strategy,” “potential,” “objectives,” “optimistic,” “new,” “goal” and similar expressions intended to identify forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. We discuss many of these risks in detail in our Annual Report on Form 10-K for the year ended December 31, 2021. You should carefully review all of these factors, as well as other risks described in our public filings, and you should be aware that there may be other factors, including factors of which we are not currently aware, that could cause these differences. Also, these forward-looking statements represent our estimates and assumptions only as of the date of this report. We may not update these forward-looking statements, even though our situation may change in the future, unless we have obligations under the federal securities laws to update and disclose material developments related to previously disclosed information.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	First Amendment to Credit Agreement and Amendment to Pledge and Security Agreement, dated April 28, 2022, among Harvard Bioscience, Inc., Citizens Bank, N.A., as the administrative agent, and the lenders party thereto.
104	Cover Page Interactive Data File (embedded within the XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC.

Date: April 28, 2022	By:	/s/ Michael A. Rossi
Michael A. Rossi
Chief Financial Officer